SPARTAN(registered trademark) SHORT-INTERMEDIATE GOVERNMENT FUND
 SPARTAN (registered trademark) GOVERNMENT INCOME FUND
FUNDS OF FIDELITY FIXED-INCOME TRUST
SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED JUNE 24, 1995
The following information replaces the paragraph entitled the "Limitations on Futures and Options Transactions" on page 5.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Spartan Government Income has filed and Spartan Short-Intermediate Government intends to file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. Spartan Short-Intermediate Government intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
   In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.